Exhibit 99.1

Cabot Oil & Gas and Cimarex Energy to Combine in All-Stock Merger of Equals

Creating a Premier, Diversified Energy Company with a Strong Free Cash Flow Profile; Positioned to Deliver Superior and Sustainable Returns

HOUSTON and DENVER, May 24, 2021 – Cabot Oil & Gas Corporation (“Cabot”) (NYSE: COG) and Cimarex Energy Co. (“Cimarex”) (NYSE: XEC) today announced that they have entered into a definitive agreement whereby the companies will combine in an all-stock merger of equals. The combination will bring together two industry-leading operators with top-tier oil and natural gas assets to create a diversified energy leader that is positioned to drive enhanced free cash flow generation and returns for investors through market cycles.

Under the terms of the agreement, which has been unanimously approved by the Boards of Directors of both companies, Cimarex shareholders will receive 4.0146 shares of Cabot common stock for each share of Cimarex common stock owned. The exchange ratio, together with closing prices for Cabot and Cimarex on May 21, 2021, reflects an enterprise value for the combined companies of approximately $17 billion. Upon completion of the transaction, Cabot shareholders will own approximately 49.5% and Cimarex shareholders will own approximately 50.5% on a fully diluted basis.

“The combination of Cabot and Cimarex will create a free cash flow focused, diversified energy company with the scale, inventory and financial strength to thrive across commodity price cycles,” Dan O. Dinges, Chairman, President and CEO of Cabot. “The combined business will be overseen by an experienced Board and a management team that is committed to a prudent strategy built on disciplined capital investment, strong free cash flow generation and increasing returns to shareholders. With its premier assets, increased resource diversity and a strong financial foundation, the company will be well positioned to deliver long-term value creation for its shareholders and other stakeholders.”

“This transformational merger will combine our top-tier assets and advance our shared focus on delivering superior returns for investors,” said Thomas E. Jorden, Chairman, President and CEO of Cimarex. “We’re building an even more resilient platform with greater financial strength in order to deliver sustainable, through-cycle returns on and of capital. We view commodity, geography and asset diversification as strategic advantages that will drive more resilient free cash flow and long-term value creation. We are aligned on our commitment to ESG and sustainability and look forward to bringing our talented teams together to unlock the tremendous potential of this compelling combination.”

Strategic and Financial Benefits of Creating a Free Cash Flow Focused, Diversified Oil & Gas Producer

•	Premier Multi-Basin Exposure Will Enhance Scale, Diversity and Capital Optionality: With Cabot’s approximately 173,000 net acres in the Marcellus Shale and Cimarex’s approximately 560,000 net acres in the Permian and Anadarko basins, the combined business will have a multi-decade inventory of high-return development locations in the premier oil and natural gas basins in the United States.

•	Attractive and Sustainable Free Cash Flow Profile: Executing a disciplined capital allocation and reinvestment strategy, the combined business will be positioned to capitalize on its high-quality assets and diversification to drive through-cycle free cash flow generation across a wide range of commodity price scenarios. The company’s low-cost and capital efficient inventory is expected to support its robust, cumulative free cash flow outlook of approximately $4.7 billion of free cash flow from 2022 to 2024 based on $55 per barrel WTI oil prices and $2.75 per MMBtu NYMEX natural gas prices.

•	Positioned to Accelerate the Return of Capital to Shareholders: The combined business will be well positioned to deliver enhanced capital returns to shareholders across a full range of market conditions through a multi-faceted program offering a sustainable base dividend that is positioned to grow over time, a variable dividend and a special dividend. The new business is expected to have an annual base dividend of $0.50 per share (representing a forward dividend yield of 2.8%), which is paid quarterly, and plans to supplement the base dividend with a quarterly variable dividend to achieve a target capital return of at least 50% of quarterly free cash flow, with the first payment expected in the first quarter of 2022. The combined business also plans to declare and pay a $0.50 per share special dividend to all common shareholders of the combined business promptly after the closing of the transaction.

•	Substantial Cost Saving Opportunity: The companies are targeting annual general and administrative cost synergies of $100 million beginning within 18 months to two years following the closing.

•	Strong Balance Sheet: The combined business is expected to have a strong capital structure with minimal near-term debt maturities and a low cost of capital. Upon closing, the combined business is anticipated to have pro forma liquidity of $2.2 billion and will target a net debt-to-EBITDAX ratio of less than 1.0x. This strong financial foundation and broader scale is expected to provide flexibility and optionality for capital deployment.

•	Commitment to ESG and Sustainability: Cabot and Cimarex share commitments to environmental stewardship, sustainability and strong corporate governance. The combined business will build on the two companies’ ongoing ESG efforts by, among other things, continuing to link executive compensation to ESG performance and maintaining strong board oversight of ESG risks and programs. The combined business is expected to report sustainability metrics pursuant to SASB and TCFD standards.

Headquarters, Leadership and Governance

The combined business, which will operate under a new name, plans to be headquartered in Houston and maintain its regional offices.

Upon closing, Mr. Dinges will serve as Executive Chair of the Board of Directors of the newly combined business and Mr. Jorden will lead the company as CEO and will serve on the Board of Directors. Scott Schroeder, Cabot’s current Chief Financial Officer, will serve as CFO of the combined business. The remainder of the company’s leadership team will include executives from both Cabot and Cimarex.

The Board of Directors of the company will be composed of five directors from the current Cabot Board of Directors, including Mr. Dinges, and five directors from the current Cimarex Board of Directors, including Mr. Jorden.

Timing and Approvals

The transaction is expected to close in the fourth quarter of 2021, subject to regulatory clearance, the approval of Cabot and Cimarex common shareholders and the satisfaction of other customary closing conditions.

Both Cabot and Cimarex intend to continue paying base quarterly cash dividends through closing.

Joint Investor Call

Cabot and Cimarex will hold an investor conference call and webcast at 8:30 AM ET / 6:30 AM MT to discuss the details of the transaction. The event can be accessed from the Investor Relations pages of Cabot’s and Cimarex’s websites at https://www.cabotog.com/investor-relations/default.aspx and https://www.cimarex.com/investor-relations/overview/default.aspx.

Conference Call Information

Dial-In (for callers in the U.S.): 1-866-367-3053

Dial-In (for callers in Canada): 1-855-669-9657

Intl. Dial-In: 1-412-902-4216

A playback of the call will also be available on the Investor Relations page of each company’s website after the conclusion of the call.

Advisors

J.P. Morgan Securities LLC is serving as financial advisor to Cabot and Baker Botts L.L.P. is serving as its legal counsel. Tudor, Pickering, Holt & Co. is serving as financial advisor to Cimarex and Wachtell, Lipton, Rosen & Katz is serving as its legal counsel.

About Cabot Oil & Gas

Cabot Oil & Gas Corporation, headquartered in Houston, Texas is a leading independent natural gas producer, with its entire resource base located in the continental United States. For additional information, visit the Company's homepage at www.cabotog.com.

About Cimarex Energy

Cimarex Energy Co. is an independent oil and gas exploration and production company with principal operations in the Permian Basin and Mid-Continent areas of the U.S.

Cautionary Statement Regarding Forward-Looking Information

This communication contains certain “forward-looking statements” within the meaning of federal securities laws. Words such as “anticipates,” “believes,” “expects,” “intends,” “plans,” “outlook,” “will,” “should,” “may” and similar expressions may be used to identify forward-looking statements. Forward-looking statements are not statements of historical fact and reflect Cabot’s and Cimarex’s current views about future events. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed merger involving Cabot and Cimarex, including future financial and operating results; Cabot’s and Cimarex’s plans, objectives, expectations and intentions; the expected timing and likelihood of completion of the transaction; the expected timing and amount of any future dividends; and other statements that are not historical facts, including estimates of oil and natural gas reserves and resources, estimates of future production, assumptions regarding future oil and natural gas pricing, planned drilling activity, future results of operations, projected cash flow and liquidity, the achievement of synergies, business strategy and other plans and objectives for future operations. No assurances can be given that the forward-looking statements contained in this communication will occur as projected and actual results may differ materially from those projected. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include, without limitation, the ability to obtain the requisite Cabot and Cimarex stockholder approvals; the risk that Cabot or Cimarex may be unable to obtain governmental and regulatory approvals required for the merger; the risk that an event, change or other circumstances could give rise to the termination of the proposed merger; the risk that a condition to closing of the merger may not be satisfied on a timely basis or at all; the length of time necessary to close the proposed transaction, which may be longer than anticipated for various reasons; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; the risk that any announcement relating to the proposed transaction could have adverse effects on the market price of Cabot’s common stock or Cimarex’s common stock; the risk of litigation related to the proposed transaction; the effect of future regulatory or legislative actions on the companies or the industry in which they operate, including the risk of new restrictions with respect to well spacing, hydraulic fracturing, natural gas flaring or other oil and natural gas development activities; the risk that the credit ratings of the combined business may be different from what the companies expect; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on merger-related issues; the volatility in commodity prices for crude oil and natural gas; the continuing effects of the COVID-19 pandemic and the impact thereof on Cabot’s and Cimarex’s businesses, financial condition and results of operations; actions by, or disputes among or between, the Organization of Petroleum Exporting Countries and other producer countries; the presence or recoverability of estimated reserves; the ability to replace reserves; environmental risks; drilling and operating risks; exploration and development risks; competition; the ability of management to execute its plans to meet its goals; and other risks inherent in Cabot’s and Cimarex’s businesses. In addition, the declaration and payment of any future dividends, whether regular base quarterly dividends, variable dividends or special dividends following completion of the proposed transaction, will depend on the combined business’ financial results, cash requirements, future prospects and other factors deemed relevant by the board of directors of Cabot (as then constituted). These risks, as well as other risks related to the proposed transaction, will be described in the registration statement on Form S-4 and joint proxy statement/prospectus that will be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to: (1) Cabot’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, which are available on Cabot’s website at www.cabotog.com/investor-relations and on the SEC’s website at http://www.sec.gov; and (2) Cimarex’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, which are available on its website at www.cimarex.com/investor-relations and on the SEC’s website at http://www.sec.gov.

Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Except to the extent required by applicable law, neither Cabot nor Cimarex undertakes any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information about the Merger and Where to Find It

In connection with the proposed transaction, Cabot intends to file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that will include a joint proxy statement of Cabot and Cimarex and that also constitutes a prospectus of Cabot. Each of Cabot and Cimarex may also file other relevant documents with the SEC regarding the proposed transaction. This communication is not a substitute for the joint proxy statement/prospectus or registration statement or any other document that Cabot or Cimarex may file with the SEC. The definitive joint proxy statement/prospectus (if and when available) will be mailed to stockholders of Cabot and Cimarex. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT CABOT, CIMAREX AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement and joint proxy statement/prospectus (if and when available) and other documents containing important information about Cabot, Cimarex and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Cabot may be obtained free of charge on Cabot’s website at www.cabotog.com/investor-relations or by contacting Matt Kerin by email at matt.kerin@cabotog.com or by phone at 281-589-4642. Copies of the documents filed with the SEC by Cimarex may be obtained free of charge on Cimarex’s website at www.cimarex.com/investor-relations.

Participants in the Solicitation

Cabot, Cimarex and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Cabot, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Cabot’s proxy statement for its 2021 Annual Meeting of Stockholders, which was filed with the SEC on March 12, 2021, and Cabot’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on February 26, 2021. Information about the directors and executive officers of Cimarex, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Cimarex’s proxy statement for its 2021 Annual Meeting of Stockholders, which was filed with the SEC on March 26, 2021, and Cimarex’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on February 23, 2021. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Cabot or Cimarex using the sources indicated above.

Cabot Investors

Matt Kerin

Vice President, Finance and Treasurer

matt.kerin@cabotog.com

(281) 589-4642

Daniel Burch

Dburch@mackenziepartners.com

(212) 929-5748

Jeanne Carr

Jcarr@mackenziepartners.com

(917) 648-1847

Cimarex Investors

Megan Hays

Vice President of Investor Relations

mhays@cimarex.com

(303) 285-4957

Media Contact

Aaron Palash / Andrew Siegel

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449

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